UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) - December 6, 2007 (October 18, 2007)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada	001-13718	98-0364441
Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

MDC PARTNERS INC.

TABLE OF CONTENTS

		Page
	PART I
Item 2.01	Acquisition or Disposition of Assets	3
Item 9.01	Financial Statements and Exhibits	4
	Signatures	12

References made in this Report on Form 8-K/A to “MDC Partners”, “MDC”, the “Company”, “we”, “us”, and “our” refer to MDC Partners Inc. and unless the context otherwise requires or otherwise is expressly stated, its subsidiaries.

Explanatory Note

This Form 8-K/A is an amendment to the registrant’s current reports on Form 8-K, filed on (i) October 19, 2007 (relating to the registrant’s acquisition of an additional 40% equity interest in KBP Holdings LLC (“KBP”)) and (ii) November 1, 2007 (relating to the registrant’s acquisition of an additional 28% equity interest in Crispin Porter & Bogusky LLC (“CPB”)), to file the pro forma financial information not included in the initial filings of such Current Reports, in accordance with Item 9.01(b) of Form 8-K.

Item 2.01    Acquisition Or Disposition Of Assets

For a description of the Registrant’s acquisition of an additional 40% equity interest in KPB, refer to Item 2 of the Registrant’s Current Report on Form 8-K, filed on October 19, 2007, which Item 2 is incorporated in its entirety herein by reference.

For a description of the Registrant’s acquisition of an additional 28% equity interest in CPB, refer to Item 2 of the Registrant’s Current Report on Form 8-K, filed on November 1, 2007, which Item 2 is incorporated in its entirety herein by reference.

Item 9.01    Financial Statements And Exhibits

(b) Pro Forma Financial Information

MDC PARTNERS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands)

	AS OF SEPTEMBER 30, 2007
	Historical MDC Partners Inc.	Pro Forma Adjustments	Notes		Pro Forma Balance Sheet
Current Assets:
Cash	$7,089	$-			$7,089
Accounts receivable	148,124				148,124
Expenditures billable to clients	14,167				14,167
Prepaid expenses	7,609				7,609
Other current assets	2,005				2,005

Total Current Assets	178,994				178,994

Fixed assets	46,428				46,428
Investment in affiliates	394				394
Goodwill	219,709				219,709
Other intangibles	40,132	19,119	3, 4 (a) (ii	)	59,251
Deferred tax asset	14,493				14,493
Other assets	16,938				16,938

Total Assets	$517,088	$19,119			$536,207

Current Liabilities:
Accounts payable	$68, 172	$-			68, 172
Accruals and other liabilities	68,229				68,229
Advance billings	47,339				47,339
Current portion of long-term debt	1,777				1,777
Deferred acquisition consideration	320				320

Total Current Liabilities	185,837	-			185,837

Revolving credit facility	25,631				25,631
Long-term debt	79,258	34,816	3, 4 (a) (i	)	114,074
Convertible notes	45,235				45,235
Other liabilities	7,068				7,068
Deferred tax liabilities	5,282				5,282

Total Liabilities	348,311	34,816			383,127

Minority interests	48,093	(24,131)	3, 4 (a) (iii	)	23,962

Shareholder’s Equity

Preferred Shares	-				-
Class A Shares	194,455	8,434	3, 4 (a) (iv	)	202,889
Class B Shares	-				-
Additional paid in capital	25,792				25,792
Accumulated deficit	(104,784)				(104,784)
Treasury stock	(765)				(765)
Stock subscription receivable	(251)				(251)
Accumulated other comprehensive income	6,237				6,237
Total Shareholder’s Equity	120,684	8,434			129,118

Total Liabilities and Shareholder’s Equity	$517,088	$19,119			$536,207

The accompanying notes are an integral part of the pro forma consolidated balance sheet.

MDC PARTNERS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts)
	NINE MONTHS ENDED SEPTEMBER 30, 2007
	Historical MDC Partners Inc.	Pro Forma Adjustments	Notes		Pro Forma Results
Revenue:
Services	$394,838	$-			$394,838

Operating Expenses:
Cost of services sold	257,225				257,225
Office and general expenses	106,777	59	4 (b) (ii	)	106,836
Depreciation and amortization	22,741	2,602	4 (b) (i	)	25,343
Goodwill impairment	4,475				4,475
	391,218	2,661			393,879

Operating Profit (Loss)	3,620	(2,661)			959

Other Income (Expense):
Other income (expense)	(4,913)	-			(4,913)
Interest expense	(10,182)	(2,428)	4 (b) (iii	)	(12,610)
Interest income	1,448				1,448
	(13,647)	(2,428)			(16,075)

Loss from continuing operations before income taxes, equity in affiliates and minority interests	(10,027)	(5,089)			(15,116)

Income tax recovery (expense)	6,596	(876)	4 (b) (iv	)	5,720

Loss from continuing operations before equity in affiliates and minority interests	(3,431)	(5,965)			(9,396)
Equity in earnings of non consolidated affiliates	134	-			134
Minority interests	(14,873)	7,221	4 (b) (v	)	(7,652)

Loss from Continuing Operations	$(18,170)	$1,256			$(16,914)

Loss from Continuing Operations Per Share

Basic:
Continuing Operations	$(0.74)				$(0.66)

Diluted:
Continuing Operations	$(0.74)				$(0.66)

Weighted Average Number of Common Shares:
Basic	24,664,159	783,414	4 (b) (vi	)	25,447,573
Diluted	24,664,159	783,414	4 (b) (vi	)	25,447,573

The accompanying notes are an integral part of the pro forma consolidated statement of operations.

MDC PARTNERS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share amounts)

	YEAR ENDED DECEMBER 31, 2006
	Historical MDC Partners Inc.	Pro forma Adjustments	Notes		Pro forma Results
Revenue:
Services	$423,671	$-			$423,671

Operating Expenses:
Cost of services sold	246,799	-			246,799
Office and general expenses	132,523	2,681	4 (c) (ii	)	135,204
Depreciation and amortization	24,757	8,770	4 (c) (i	)	33,527
Goodwill impairment	6,306	-			6,306
	410,385	11,451			421,836

Operating Profit (Loss)	13,286	(11,451)			1,835

Other Income (Expense):
Other income	1,756	-			1,756
Interest expense	(11,278)	(3,237)	4 (c) (iii	)	(14,515)
Interest income	514	-			514
	(9,008)	(3,237)			(12,245)

Income (Loss) from continuing operations before income taxes, equity in affiliates and minority interests	4,278	(14,688)			(10,410)

Income tax (expense) recovery	(2,561)	1,746	4 (c) (iv	)	(815)

Income (Loss) from continuing operations before equity in affiliates and minority interests	1,717	(12,942)			(11,225)
Equity in earnings of non consolidated affiliates	168	-			168
Minority interests	(16,708)	7,641	4 (c) (v	)	(9,067)

Loss from Continuing Operations	$(14,823)	$(5,301)			$(20,124)

Loss from Continuing Operations Per Share

Basic:
Continuing Operations	$(0.62)				$(0.82)

Diluted:
Continuing Operations	$(0.62)				$(0.82)

Weighted Average Number of Common Shares:
Basic	23,875,286	783,414	4 (c) (vi	)	24,658,700
Diluted	23,875,286	783,414	4 (c) (vi	)	24,658,700

The accompanying notes are an integral part of the pro forma consolidated statement of operations.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts)

1. Description of transactions:

On October 18, 2007, the Company acquired the remaining 40% equity interest in KBP Holdings LLC, (“KBP”) from KBP Management Partners LLC (“Minority Holder”). The purchase price consisted of an initial payment of approximately $12,255 in cash and the issuance of 269,389 newly-issued shares of the Company’s Class A subordinated voting stock valued at approximately $2,888. In addition, the Company expects to pay a contingent amount to the Minority Holder in 2009 and 2010, based on KBP’s financial performance in 2008 and 2009. These additional contingent payments will be calculated in accordance with KBP’s existing limited liability company agreement. In connection with this acquisition, certain key executives of KBP agreed to extend the terms of their existing employment agreements and received grants of restricted stock of the Company valued at $234 in the aggregate. These equity grants vest over a three year period. This acquisition represented an accelerated exercise of the Company’s existing call option that was otherwise exercisable in 2008. The allocation of the excess purchase consideration of this acquisition to the fair value of net assets acquired is estimated to result in 100% or $14,482 of the excess consideration being allocated to identifiable intangible assets. Approximately $2,711 represents customer backlog and is expected to be amortized over a six and one-half month period and the balance of $11,771 represents customer relationships and the amortization rate is expected to be 30%, 25%, 20%, 15% and 10% in years one through five, respectively. The value of the restricted stock grants will be amortized over a three year period. In addition, in October 2007, the Company will incur a non-cash stock based compensation charge of approximately $2,603 resulting from a portion of the purchase price being paid by the Minority Holder to certain employees of KBP pursuant to an existing phantom equity plan between those employees and the Minority Holder. A similar type of charge will be incurred if and when any contingent payments are made in 2009 and 2010.

On November 1, 2007, the Company acquired an additional 28% of Crispin Porter & Bogusky LLC, (“CPB”) from certain minority holders. The purchase price consisted of a payment of approximately $22,561 in cash and the issuance of 514,025 newly-issued shares of the Company’s Class A subordinated voting stock valued at approximately $5,546. This acquisition represented an accelerated exercise of the Company’s existing call option that was otherwise exercisable in December 2007 and in April 2008. The Company currently consolidates CPB as a Variable Interest Entity (“VIE”). As a result of this step acquisition, the Company will now consolidate CPB as a majority owned subsidiary. The allocation of the excess purchase consideration of this acquisition to the fair value of net assets acquired is estimated to result in 100% or $4,637 of the excess consideration being allocated to identifiable intangible assets. Approximately $2,000 represents customer backlog and is expected to be amortized over a five month period and the balance of $2,637 represents customer relationships and is expected to be amortized over a five year period.

2. Basis of Presentation:

The accompanying unaudited pro forma consolidated financial statements as of September 30, 2007 and for the nine months then ended and for the year ended December 31, 2006 give effect to the KBP and the CPB acquisitions. The unaudited pro forma consolidated balance sheet presents our financial position as if the KBP and CPB acquisitions had occurred on September 30, 2007. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2007, presents our results as if the acquisition of KBP and CPB had occurred on January 1, 2006. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, presents our results as if the acquisition of KBP and CPB had occurred on January 1, 2006. The unaudited pro forma consolidated balance sheet as of September 30, 2007 is based upon our historical unaudited consolidated balance sheet as of September 30, 2007. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2007 is based upon our historical unaudited consolidated statement of operations. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 is based upon our historical audited consolidated statement of operations.

The unaudited pro forma consolidated financial statements include, in our opinion, all material adjustments necessary to reflect the acquisitions of KBP and CPB. The unaudited pro forma consolidated financial statements do not purport to represent what the Company’s actual results of operations including the acquisitions of KBP and CPB would have been, nor do they purport to predict or indicate our financial position or results of operations at any future date or for any future period. The unaudited pro forma consolidated financial statements should be read in conjunction with our unaudited consolidated financial statements as of September 30, 2007 and the related notes thereto and our audited consolidated financial statements as of December 31, 2006 and the related notes thereto. The statements have been prepared by management in accordance with the United States generally accepted accounting principles (“GAAP”). The accounting policies used in the preparation of the unaudited pro forma consolidated financial statements are consistent with those used by the Company in the preparation of the consolidated financial statements as of and for the year ended December 31, 2006.

3. Accounting for the Acquisitions:

The acquisitions of KBP and CPB are accounted for using the purchase method of accounting.
(a)	The total purchase consideration of KBP is composed of the following:

Cash	$12,255
269,389 Class A Shares	2,888

$15,143

For accounting purposes, the value of the Company’s Class A shares issued as consideration was calculated based on the price of the Company’s Class A shares on October 18, 2007, the date of the acquisition.

The purchase consideration has been allocated to the assets acquired (including identifiable intangible assets arising from the purchase) and liabilities assumed as of September 30, 2007, which is not the acquisition date, based on their estimated fair value.

Prior to the exercise of the KBP call, the Company had previously consolidated the results of KBP and had $661 of minority interests reflected on its books. In connection with this acquisition of the remaining minority interest, the allocation of the excess of the purchase price over the net assets acquired has been reduced by this amount resulting in excess purchase price of $14,482. This amount has been allocated to identifiable intangibles in the form of customer backlog of $2,711 and customer relationships of $11,771. The customer backlog is expected to be amortized over a six and one-half month period. The amortization rate of the customer relationships is expected to be 30%, 25%, 20%, 15% and 10% in years one through year five, respectively.

In the preparation of these unaudited pro forma consolidated financial statements, the purchase consideration has been allocated on a preliminary basis to the fair value of assets acquired and liabilities assumed based on management’s best estimates and taking into account all relevant information available at the time these unaudited pro forma consolidated financial statements were prepared. The Company expects that the actual amounts for each of the fair values of the assets and liabilities acquired may vary from the pro forma amounts and that the variation may be significant.

The actual adjustments that the Company will ultimately make in finalizing the allocation of the KBP purchase price to the fair value of the net assets acquired at October 18, 2007, will depend on a number of factors, including additional information available at such time, changes in market values and changes in KBP’s operating results between the date of these unaudited pro forma consolidated financial statements and the effective date of the acquisition.

(b) The total purchase consideration of the CPB acquisition is composed of the following:

Cash	$22,561
514,025 Class A Shares	5,546
$28,107

For accounting purposes, the value of the Company’s Class A shares issued as consideration was calculated as the average price of the Company’s Class A shares over a period of two days before and after the November 1, 2007 announcement date of the acquisition of CPB.

The purchase consideration has been allocated to the assets acquired (including identifiable intangible assets arising from the purchase) and liabilities assumed as of September 30, 2007, which is not the acquisition date, based on their estimated fair value.

Prior to this step acquisition of CPB, the Company had previously consolidated the results of CPB and had minority interests reflected on its books. In connection with this acquisition of an additional 28% or $23,470 of minority interests, the allocation of the excess purchase price over the net assets acquired has been reduced by this amount resulting in excess purchase price of $4,637. This entire amount has been allocated to identifiable intangibles in the form of customer backlog of $2,000 and customer relationships of $2,637. The customer backlog is expected to be amortized over a five-month period and the customer relationships are expected to be amortized on a straight line basis over a five-year period.

In the preparation of these unaudited pro forma consolidated financial statements, the purchase consideration has been allocated on a preliminary basis to the fair value of assets acquired and liabilities assumed based on management’s best estimates and taking into account all relevant information available at the time these unaudited pro forma consolidated financial statements were prepared. The Company expects that the actual amounts for each of the fair values of the assets and liabilities acquired may vary from the pro forma amounts and that the variation may be significant.

The actual adjustments that the Company will ultimately make in finalizing the allocation of the CPB purchase price to the fair value of the net assets acquired at November 1, 2007 will depend on a number of factors, including additional information available at such time, changes in market values and changes in CPB’s operating results between the date of these unaudited pro forma consolidated financial statements and the effective date of the acquisition.

4. Pro forma assumptions and adjustments:

(a)	The unaudited pro forma consolidated balance sheet as at September 30, 2007 incorporates the following:

(i)
The funding for the acquisitions of KBP and CPB, being drawn down under the Company’s term B facility in the amount of $34,816, has been reflected in the unaudited pro forma consolidated balance sheet as if it had occurred on September 30, 2007.

(ii)
Intangible assets arising from the acquisitions of KBP and CPB have been recorded at their estimated fair values as part of the allocation of the purchase price. Intangible assets acquired include customer contracts and relationships including backlog. The estimated fair values are based on management’s best estimates based on preliminary studies undertaken by management. The actual allocation may differ significantly from these estimates.

(iii)	Adjustment to existing minority interests as a result of the acquisitions of KBP and CPB.
(iv)	The value of the Class A shares issued.

(b )	The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2007 incorporates the following assumptions and adjustments:

(i)
Pro forma depreciation and amortization has been increased by $2,602 to reflect the amortization of the customer relationship intangible assets arising on the acquisition of KBP and CPB, over their estimated lives of five years on an accelerated and straight line basis, respectively.

(ii)	Pro forma office and general expenses has been increased by $59 to reflect the non-cash stock based compensation charge relating to the KBP acquisition.
(iii)
Interest expense has been adjusted to reflect the financing of the acquisitions of KBP and CPB. Pro forma interest expense has been determined using estimated interest rates of 9.46% for KBP and 9.21% for CPB.

(iv)	Income taxes have been adjusted to reflect the tax effect of the related pro forma adjustments based on an effective rate of 40%.
(v)	Minority interest has been adjusted to reflect the additional profits to be received by the Company as a result of its 40% and 28% additional equity ownership acquired in KBP and CPB, respectively.
(vi)	Outstanding shares have been increased to reflect the 269,389 shares issued relating to KBP and the 514,025 shares issued relating to CPB.

(c)	The unaudited pro forma consolidated statements of operations for the year ended ended December 31, 2006 incorporates the following assumptions and adjustments:

(i)
Pro forma depreciation and amortization has been increased by $8,770 to reflect the amortization of the customer backlog and customer relationship intangible assets arising on the acquisitions of KBP and CPB, over their estimated lives of five months to five years on a straight line and accelerated basis.

(ii)	Pro forma office and general expenses has been increased by $2,681 to reflect the non-cash stock based compensation charge relating to the KBP acquisition.
(iii)
Interest expense has been adjusted to reflect the financing of the acquisitions of KBP and CPB. Pro forma interest expense has been determined using estimated interest rates of 9.46% for KBP and 9.21% for CPB.

(iv)	Income taxes have been adjusted to reflect the tax effect of the related pro forma adjustments based on an effective rate of 40%.
(v)	Minority interest has been adjusted to reflect the additional profits to be received by the Company as a result of its 40% and 28% additional equity ownership acquired in KBP and CPB, respectively.
(vi)	Outstanding shares have been increased to reflect the 269,389 shares issued relating to KBP and the 514,025 shares issued relating to CPB.

Risks and Uncertainties:

This document contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with effects of national and regional economic conditions;

•	the Company’s ability to attract new clients and retain existing clients;

•	the financial success of the Company’s clients;

•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” options rights;

•	the Company’s ability to retain and attract key employees;

•	the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

•	foreign currency fluctuations; and

•	risks arising from the Company’s historical stock option grant practices.

The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time, the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and in the additional risk factors outlined in more detail in the Company’s Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

Item 9.01       Financial Statement and Exhibits

(c)	Exhibits

Exhibit No.	Description

Exhibit 10.1
Membership Interest Purchase Agreement, dated November 1, 2007, by and among MDC Acquisition Inc., CPB Acquisition Inc., Crispin & Porter Advertising, Inc., MDC Partners Inc., and Charles Porter, Alex Bogusky, Jeff Hicks and Jeff Steinhour (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 1, 2007).

Exhibit 10.2
Membership Interest Purchase Agreement, dated October 19, 2007, by and among MDC/KBP Acquisition Inc., KBP Management Partners LLC, MDC Corporate (US), Inc., MDC Partners Inc., and KBP Holdings LLC (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on October 19, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDC PARTNERS INC.
Date: December 7, 2007

	By:	/s/ Michael Sabatino
Name: Michael Sabatino
Title: Chief Accounting Officer